                                                                     Exhibit 4.5

                          TRADEMARK SECURITY AGREEMENT

      This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of October 15, 2002, is made between Golfsmith International, Inc., a Delaware corporation (the "Grantor"), and U.S. BANK TRUST NATIONAL ASSOCIATION, as collateral agent (together with its successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties.

                              W I T N E S S E T H :

      WHEREAS, Golfsmith International, Inc., a Delaware corporation (the "Company"), the Subsidiaries of the Company and the Collateral Agent, as trustee, have entered into an Indenture, dated as of October 15, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture"), and in connection therewith, the Company has issued (the "Notes Issuance") its Senior Secured Notes due 2009 (and its Senior Secured Notes due 2009, Series B to be issued in exchange therefor) (collectively, the "Notes");

      WHEREAS, various financial institutions, as lenders (the "Lenders"), General Electric Capital Corporation, a Delaware corporation, as agent on behalf of the Lenders (in such capacity, the "Lender Agent"), and the Grantor and certain of its Affiliates have entered into that certain Credit Agreement, dated as of October 15, 2002 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations from time to time to the Borrowers (as defined therein) and the Grantor and such Affiliates have entered into Collateral Agreements (as defined therein) with the Lender Agent as well;

      WHEREAS, the Collateral Agent, the Lender Agent and the Grantors have entered into that certain Intercreditor Agreement, dated as of October 15, 2002 (such intercreditor agreement is the Intercreditor Agreement referred to and defined in the Indenture, and as used herein, the term "Intercreditor Agreement" has the meaning ascribed thereto in the Indenture), pursuant to which, among other things, (a) the Lender Agent is recognized as having a first priority interest in all of the Collateral (as defined in the Collateral Agreements) (other than real property, Equipment and proceeds thereof) for the benefit of itself and the Lenders and (b) the Collateral Agent is recognized as having (i) a second priority interest in all of the Collateral (as defined in the Collateral Agreements) (other than real property, Equipment and proceeds thereof) for the benefit of itself, the Trustee and the Holders and (ii) a first priority interest in all of the Collateral (as defined in the Collateral Agreements) constituting real property, Equipment and proceeds thereof for the benefit of itself, the Trustee and the Holders;

      WHEREAS, in connection with the Indenture, the Grantor has executed and delivered a Security Agreement, dated as of October 15, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the Notes Issuance, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Secured Obligations;

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

      WHEREAS, it is in the best interests of each Grantor to execute this Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from proceeds of the Notes issued by the Company;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Holders to acquire the Notes and maintain the Indebtedness evidenced thereby, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Collateral Agent, and grant to the Collateral Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing by it:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule IV attached hereto;

            (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule IV attached hereto;

            (c) all reissues, extensions or renewals of any of the items described in clause (a) and (b);

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of
      Schedule IV attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the Collateral Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Related Document, etc. This Agreement is a Related Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Indenture.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 8. Subject to Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, in each case in respect of any collateral constituting Noteholder Common Collateral (as defined in the Intercreditor Agreement described below) are subject to the provisions of the Intercreditor Agreement, dated as of October 15, 2002 (as amended, modified or supplemented from time to time, the

"Intercreditor Agreement") among General Electric Capital Corporation as Senior Agent, and U.S. Bank Trust National Association, as Collateral Agent, U.S. Bank Trust National Association, as Trustee, and the Obligors, including the Grantors hereunder named therein. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         GOLFSMITH INTERNATIONAL, INC.

                                         By:    /s/  NOEL E. WILENS
                                             -------------------------------
                                             Name:  Noel E. Wilens
                                             Title: Vice President


                                         U.S. BANK TRUST NATIONAL ASSOCIATION,
                                                as Collateral Agent

                                         By    /s/  BARBARA A. NASTRO
                                            -------------------------------
                                            Name:  Barbara A. Nastro
                                            Title: Vice President

                                                                     SCHEDULE IV
                                                 to Trademark Security Agreement

Item A. Trademarks

                             TRADEMARK REGISTRATIONS

------------------------------------------------------------------------------------------------------
               TRADEMARK                        NUMBER         REGISTRATION DATE           COUNTRY
------------------------------------------------------------------------------------------------------
                ACCUCORE                      2,125,496            12/30/97             United States
------------------------------------------------------------------------------------------------------
                BACKFLOW                      2,121,599            12/16/97             United States
------------------------------------------------------------------------------------------------------
   BECAUSE IT'S MORE THAN JUST A GAME         1,903,655             7/4/95              United States
------------------------------------------------------------------------------------------------------
               BIMETALLIC                     2,125,480            12/30/97             United States
------------------------------------------------------------------------------------------------------
               BLACK CAT                      1,983,048             6/25/96             United States
------------------------------------------------------------------------------------------------------
               BLACK HAWK                     2,152,015             4/21/98             United States
------------------------------------------------------------------------------------------------------
               BLACKSMITH                     2,125,856            12/30/97             United States
------------------------------------------------------------------------------------------------------
                BOBTAIL                       1,126,412            10/30/79             United States
------------------------------------------------------------------------------------------------------
              BRASS MASTER                    2,248,524             6/1/99              United States
------------------------------------------------------------------------------------------------------
       BULL WHIP SHAFT (& DESIGN)             2,140,571             3/3/98              United States
------------------------------------------------------------------------------------------------------
              CARBON STICK                    2,190,347             9/22/98             United States
------------------------------------------------------------------------------------------------------
              CARBON TOUR                     2,253,665             6/15/99             United States
------------------------------------------------------------------------------------------------------
                COMFORT                       2,389,096             9/28/00             United States
------------------------------------------------------------------------------------------------------
             COPPER CLASSIC                   2,204,865            11/24/98             United States
------------------------------------------------------------------------------------------------------
              CRYSTAL CAT                     2,453,296             5/22/01             United States
------------------------------------------------------------------------------------------------------
        CUSTOM MADE WEDGE SYSTEM              2,238,074             4/13/99             United States
------------------------------------------------------------------------------------------------------
               DEAD STOP                      2,139,044             2/24/98             United States
------------------------------------------------------------------------------------------------------
  DESIGN/DEVICE/LOGO (BLACK CAT HEAD)         2,065,242             5/27/97             United States
------------------------------------------------------------------------------------------------------
DESIGN/DEVICE/LOGO (CAT HEAD OLD DESIGN)      1,518,085            12/27/88             United States
------------------------------------------------------------------------------------------------------
DESIGN/DEVICE/LOGO (CAT HEAD OLD DESIGN)      1,518,125            12/27/88             United States
------------------------------------------------------------------------------------------------------
           DESIGNATED DRIVER                  2,121,890            12/16/97             United States
------------------------------------------------------------------------------------------------------
                EASY ON                       1,434,797             3/31/87             United States
------------------------------------------------------------------------------------------------------
               FIBER STAR                     2,193,255             10/6/98             United States
------------------------------------------------------------------------------------------------------
               FIRE STAR                      2,130,690             1/20/98             United States
------------------------------------------------------------------------------------------------------
               GOLFSMITH                      1,447,761             7/14/87             United States
------------------------------------------------------------------------------------------------------
             GRAND TITANIUM                   2,266,938             8/3/99              United States
------------------------------------------------------------------------------------------------------
               GREY HAWK                      2,125,678            12/30/97             United States
------------------------------------------------------------------------------------------------------
               INTERFACE                      2,129,126             1/13/98             United States
------------------------------------------------------------------------------------------------------
               JETSTREAM                      2,124,015            12/23/97             United States
------------------------------------------------------------------------------------------------------
               KILLER BEE                     1,966,455             4/9/96              United States
------------------------------------------------------------------------------------------------------
         KILLER BEE (& DESIGN)                1,997,989             9/3/96              United States
------------------------------------------------------------------------------------------------------
               LADY HAWK                      2,144,570             3/17/98             United States
------------------------------------------------------------------------------------------------------
             LADY STERLING                    2,144,569             3/17/98             United States
------------------------------------------------------------------------------------------------------
                LIBERTY                       1,416,763            11/11/86             United States
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
               TRADEMARK                        NUMBER         REGISTRATION DATE           COUNTRY
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                LONG JON                      2,325,087             3/7/00              United States
------------------------------------------------------------------------------------------------------
                  LYNX                        1,446,493             7/7/87              United States
------------------------------------------------------------------------------------------------------
                  LYNX                         943,571              9/26/72             United States
------------------------------------------------------------------------------------------------------
                  LYNX                          53115                 N/A               United States
                                                                                         California
------------------------------------------------------------------------------------------------------
                  LYNX                          53116                 N/A               United States
                                                                                         California
------------------------------------------------------------------------------------------------------
               NIGHT HAWK                     2,124,013            12/23/97             United States
------------------------------------------------------------------------------------------------------
              O/S PROJECT                     2,140,897             3/31/98             United States
------------------------------------------------------------------------------------------------------
                PARALLAX                      1,399,697             7/1/86              United States
------------------------------------------------------------------------------------------------------
                PATHMARK                      2,132,755             1/27/98             United States
------------------------------------------------------------------------------------------------------
                PATRIOT                       1,399,698             7/1/86              United States
------------------------------------------------------------------------------------------------------
                  PAW                         2,013,921             11/5/96             United States
------------------------------------------------------------------------------------------------------
              POINT BLANK                     2,124,012            12/23/97             United States
------------------------------------------------------------------------------------------------------
                POSITRAC                      2,125,832            12/30/97             United States
------------------------------------------------------------------------------------------------------
              POWER TAPER                     1,984,104             7/2/96              United States
------------------------------------------------------------------------------------------------------
                PREDATOR                      1,351,870             7/30/95             United States
------------------------------------------------------------------------------------------------------
              PURE BALANCE                    2,140,899             3/3/98              United States
------------------------------------------------------------------------------------------------------
              ROUGH RIDER                     2,258,083             6/29/99             United States
------------------------------------------------------------------------------------------------------
            SEASONED PLAYER                   2,129,129             1/13/98             United States
------------------------------------------------------------------------------------------------------
           SHORT GAME SYSTEM                  2,392,567            10/20/00             United States
------------------------------------------------------------------------------------------------------
               SIGHT LINE                     2,129,130             1/13/98             United States
------------------------------------------------------------------------------------------------------
              SILVERSMITH                     2,121,889            12/16/97             United States
------------------------------------------------------------------------------------------------------
             SINGLE STROKE                    2,193,256             10/6/98             United States
------------------------------------------------------------------------------------------------------
         SNAKE EYES (& DESIGN)                1,889,946             4/18/95             United States
------------------------------------------------------------------------------------------------------
              SOFT STROKE                     2,129,128             1/13/98             United States
------------------------------------------------------------------------------------------------------
               SONIC BOOM                     2,156,583             5/12/98             United States
------------------------------------------------------------------------------------------------------
                 SONORA                       2,301,230            12/21/99             United States
------------------------------------------------------------------------------------------------------
            SONORA GOLF CO.                   1,987,306             7/16/96             United States
------------------------------------------------------------------------------------------------------
             SPECIAL FORCE                    2,129,132             1/13/98             United States
------------------------------------------------------------------------------------------------------
              SPEED BUMPS                     2,124,011            12/23/97             United States
------------------------------------------------------------------------------------------------------
                STERLING                      2,129,131             1/13/98             United States
------------------------------------------------------------------------------------------------------
                STINGER                       2,374,557             8/8/00              United States
------------------------------------------------------------------------------------------------------
              STOP ACTION                     2,129,133             1/13/98             United States
------------------------------------------------------------------------------------------------------
                SUNDANCE                      2,129,127             1/13/98             United States
------------------------------------------------------------------------------------------------------
              SUPER TRACK                     2,249,691             6/1/99              United States
------------------------------------------------------------------------------------------------------
             TEXAS CLASSIC                    2,190,501             9/22/98             United States
------------------------------------------------------------------------------------------------------
              TEXAS WEDGE                     2,047,644             3/25/97             United States
------------------------------------------------------------------------------------------------------
                TIGRESS                       1,356,970             8/27/85             United States
------------------------------------------------------------------------------------------------------
              TOUR CAVITY                     2,255,633             6/22/99             United States
------------------------------------------------------------------------------------------------------
               TOUR TECH                      2,140,901             3/3/98              United States
------------------------------------------------------------------------------------------------------
                TRI-RAIL                      2,129,134             1/13/98             United States
------------------------------------------------------------------------------------------------------
              WEED CUTTER                     2,124,014            12/23/97             United States
------------------------------------------------------------------------------------------------------
                  XPC                         1,274,437             4/17/84             United States
------------------------------------------------------------------------------------------------------

                             TRADEMARK APPLICATIONS

--------------------------------------------------------------------------------------
     TRADEMARK          APPLICATION NUMBER     DATE OF APPLICATION         COUNTRY
--------------------------------------------------------------------------------------
BLACK ROCK & DESIGN         75/233,850               1/30/97            United States
--------------------------------------------------------------------------------------
    FIRE FORGED             76/181,735               12/12/00           United States
--------------------------------------------------------------------------------------
     HI-C.O.R.              76/177,581               12/12/00           United States
--------------------------------------------------------------------------------------
    QUICK STRIKE            76/105,038                8/8/00            United States
--------------------------------------------------------------------------------------
     TOUR STEEL             76/181,734               12/12/00           United States
--------------------------------------------------------------------------------------

Item B. Trademark Licenses

                               TRADEMARK LICENSES

-------------------------------------------------------------------------------------------------------------------------
             LICENSOR                            LICENSEE                          TRADEMARK                    DATE
-------------------------------------------------------------------------------------------------------------------------
      Golfsmith Int'l, L.P.                Bali Leathers, Inc.           LYNX, Cat Head Design, SNAKE          9/1/01
                                                                        EYES, Snake Eyes Design, SNAKE
                                                                         EYES & Design, & KILLER BEE &
                                                                                    Design,
-------------------------------------------------------------------------------------------------------------------------
      Golfsmith Int'l, L.P.           Golf Gear Australia Pty. Ltd.        SNAKE EYES, SNAKE EYES &            5/1/01
                                                                          DESIGN & Snake Eyes Design
-------------------------------------------------------------------------------------------------------------------------
      Golfsmith Int'l, L.P.           Golf Gear Australia Pty. Ltd.         Cat Head Design & LYNX             5/1/01
                                                                                  trademarks
-------------------------------------------------------------------------------------------------------------------------
      Golfsmith Int'l, L.P.                  Hwa Kyung, Inc.                 Cathead Design & LYNX             1/1/01
                                                                                  trademarks
-------------------------------------------------------------------------------------------------------------------------
      Golfsmith Int'l, L.P.           Mascot Leisure Business Corp.     Design/Device/Logo (Cat Head),         9/1/00
                                                                        LYNX, LYNX (Stylized), & LYNX,
                                                                         LYNX (Stylized) & Design (Cat
                                                                                Head Detailed)
-------------------------------------------------------------------------------------------------------------------------
      Golfsmith Int'l, L.P.                 Korea Golf Academy                     GOLFSMITH                   1/1/02
-------------------------------------------------------------------------------------------------------------------------
      Golfsmith Int'l, L.P.                Sumikin Bussan Corp.          Design/Device/Logo (Cat Eye),         3/1/00
                                                                        Design/Device/Logo (Cat Head),
                                                                             LYNX (New Font), LYNX
                                                                            (Stylized), LYNX (with
                                                                         Japanese Characters), LYNX &
                                                                         Design (Cat Eye), & LYNX Golf
                                                                              & Design (Cat Eye)
-------------------------------------------------------------------------------------------------------------------------
      Golfsmith Int'l, L.P.            Earl Weiss d/b/a Performance                 STINGER                    6/1/00
                                                Golf, Inc.
-------------------------------------------------------------------------------------------------------------------------
      Golfsmith Int'l, L.P.                  Pro Select, Inc.                       TI CAT                     7/9/02
-------------------------------------------------------------------------------------------------------------------------
       Golfsmith Int'l, L.P                  Cobra Golf, Inc.                     BIMETALLIC                   1/1/99
-------------------------------------------------------------------------------------------------------------------------
       Golfsmith Int'l, L.P                      TTHGOLF                       "Marks & Images"                2/22/02
-------------------------------------------------------------------------------------------------------------------------
 Spalding Sports Worldwide, Inc.          Golfsmith Int'l, L.P.            SPALDING & Star, ASCENT,            3/1/02
                                                                            BIRDIE, BIRD ON BALL &
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             LICENSOR                            LICENSEE                          TRADEMARK                    DATE
-------------------------------------------------------------------------------------------------------------------------

                                                                                    Design,
                                                                          CASH-IN, EPIC, LEGACY, PRO
                                                                          IMPACT, PULSAR, TEE-FLITE,
                                                                           TOUR 1000, TOUR IMPACT &
                                                                                  SYCHRODYNE
-------------------------------------------------------------------------------------------------------------------------
 Spalding Sports Worldwide, Inc.          Golfsmith Int'l, L.P.            SPALDING & Star, ASCENT,            3/1/02
                                                                        BIRDIE, BIRD ON BALL & Design,
                                                                          CASH-IN, EPIC, LEGACY, PRO
                                                                        IMPACT, PUSAR, TEE-FLITE, TOUR
                                                                        1000, TOUR IMPACT & SYCHRODYNE
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
        The Boeing Company                Golfsmith Int'l, L.P.                       747                      7/1/92
-------------------------------------------------------------------------------------------------------------------------
        T.H. Penick, Inc.                 Golfsmith Int'l, L.P.                  HARVEY PENICK                 7/1/95
-------------------------------------------------------------------------------------------------------------------------
        T.H. Penick, Inc.                 Golfsmith Int'l, L.P.                  HARVEY PENICK                 1/1/00
-------------------------------------------------------------------------------------------------------------------------
        T.H. Penick, Inc.                 Golfsmith Int'l, L.P.                  HARVEY PENICK                 1/1/00
-------------------------------------------------------------------------------------------------------------------------
   Dunlop Slazenger Int'l Ltd.            Golfsmith Int'l, L.P.                    JETSTREAM                  11/25/96
-------------------------------------------------------------------------------------------------------------------------
        Ski Dynastar, Inc.                Golfsmith Int'l, L.P.                    ELASTEEL                    6/10/99
-------------------------------------------------------------------------------------------------------------------------
            Winn, Inc.                    Golfsmith Int'l, L.P.                     CONTOUR                    1/1/00
-------------------------------------------------------------------------------------------------------------------------